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                                 EXHIBIT 10.1

                        PRECIS SMART CARD SYSTEMS, INC.
                            1999 STOCK OPTION PLAN
                   (AMENDED AND RESTATED NOVEMBER 29, 1999)
                                   ARTICLE 1

                              GENERAL PROVISIONS

         1.1 PURPOSE. The purpose of the PRECIS SMART CARD SYSTEMS, INC. 1999 STOCK OPTION PLAN (this "Plan") shall be to attract, retain and motivate key employees and independent contractors and consultants (the "Participants") of Precis Smart Card Systems, Inc. (the "Company") and its subsidiaries, if any, by way of granting (i) non-qualified stock options ("Stock Options"), (ii) non-qualified stock options with stock appreciation rights attached ("Stock Option SARs"), (iii) incentive stock options ("ISO Options") , and (iv) ISO Options with stock appreciation rights attached ("ISO Option SARs"). For the purpose of this Plan, Stock Option SARs and ISO Option SARs are sometimes collectively herein called "SARs;" and Stock Options and ISO Options are sometimes collectively herein called "Options." The ISO Options to be granted under this Plan are intended to be qualified pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Stock Options to be granted are intended to be "non-qualified stock options" as described in Sections 83 and 421 of the Code. The failure of an ISO Option to qualify under
Section 422 of the Code shall not affect the rights of the holder of the ISO Option, although the ISO Option shall be automatically converted to a Stock Option, and under no circumstances shall the Company have any liability as a result of such failure. Furthermore, under this Plan, the terms "parent" and "subsidiary" shall have the same meaning as set forth in Subsections (e) and (f) of Section 425 of the Code unless the context herein clearly indicates to the contrary.

         1.2 GENERAL. The terms and provisions of this Article I shall be applicable to Stock Options, SARs and ISO Options unless the context herein clearly indicates to the contrary.

         1.3 ADMINISTRATION OF THIS PLAN. This Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have the power where consistent with the general purpose and intent of this Plan to (i) modify the requirements of this Plan to conform with the law or to meet special circumstances not anticipated or covered in this Plan, (ii) suspend or discontinue this Plan, (iii) establish policies and (iv) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of this Plan including the form of any "stock option agreements" ("Stock Option Agreements"). Unless otherwise provided in this Plan, the Board shall have the authority to interpret and construe this Plan, and determine all questions arising under this Plan and any agreement made pursuant to this Plan. Any interpretation, decision or determination made by the Board shall be final, binding and conclusive. A majority of the Board shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Board.

         1.4 SHARES SUBJECT TO THIS PLAN. Shares of stock ("Stock") covered by Stock Options, SARs and ISO Options shall consist of 145,000 shares of the Common Stock, $.01 par value, of the Company. Either authorized and unissued shares or treasury shares may be delivered pursuant to this Plan. If any Option for shares of Stock, granted to a Participant lapses, or is otherwise terminated, the Board may grant Stock Options, SARs or ISO Options for such shares of Stock to other Participants. However, neither Stock Options, SARs nor ISO Options shall be granted again for shares of Stock which have been subject to SARs which are surrendered in exchange for cash or shares of Stock issued pursuant to the exercise of SARs as provided in Article II hereof.

         1.5 PARTICIPATION IN THIS PLAN. The Board shall determine from time to time those Participants who are to be granted Stock Options, SARs and ISO Options and the number of shares of Stock covered thereby. Directors who are not employees of the Company or of a subsidiary shall not be eligible to be granted ISO Options under this Plan.

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         1.6 DETERMINATION OF FAIR MARKET VALUE. As used in this Plan, "fair market value" shall mean on any particular day (i) if the Stock is listed or admitted for trading on any national securities exchange or the National Market System of The Nasdaq Stock Market, Inc., the last sale price, or if no sale occurred, the mean between the closing high bid and low asked quotations, for such day of the Stock on the principal securities exchange on which shares of Stock are listed, (ii) if Stock is not traded on any national securities exchange but is quoted on The Nasdaq Stock Market, Inc. Automated Quotation System or any similar system of automated dissemination of quotations or securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Stock on such system, (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Stock as reported by the National Daily Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for shares of the Stock on at least five (5) of the ten (10) preceding days, (iv) in lieu of the above, if actual transactions in the shares of Stock are reported on a consolidated transaction reporting system, the last sale price of the shares of Stock on such system or, (v) if none of the conditions set forth above is met, the fair market value of shares of Stock as determined by the Board. Provided, for purposes of determining "fair market value" of the Common Stock of the Company, such value shall be determined without regard to any restriction other than a restriction which will never lapse.

         1.7 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The aggregate number of shares of Stock under Stock Options and ISO Options granted under this Plan, the Option Price and the ISO Price and the total number of shares of Stock which may be purchased by a Participant on exercise of a Stock Option and an ISO Option shall be appropriately adjusted (including appropriate adjustment) by the Board from time to time upon the occurrence, after the date hereof, of the following events:

                  1.7.1 STOCK DIVIDENDS, FORWARD SPLITS AND REVERSE SPLITS. In case the Company shall (i) pay a dividend in, or make a distribution of, shares of its common stock or of capital stock convertible into common stock on its outstanding common stock ("Stock Dividend"), (ii) subdivide its outstanding shares of common stock into a greater number of such shares ("Forward Split") or (iii) combine its outstanding shares of common stock into a smaller number of such shares ("Reverse Split"), the total number of shares of Stock (and, if applicable, the capital stock convertible into common stock), the number of shares Stock purchasable upon the exercise of each Option outstanding immediately prior thereto shall be adjusted so that the holder of the Option upon exercise shall be entitled to receive at the same aggregate Option Price or the ISO Price the number of shares of Stock (and, if applicable, the capital stock convertible into common stock) which such holder would have owned or have been entitled to receive immediately following the happening of any of the event described above had such Option been exercised in full immediately prior to the happening of such event. Any adjustment made pursuant to this Subsection shall, in the case of a Stock Dividend, automatically become effective as of the record date therefor and, in the case of a Forward Split or Reverse Split, be made as of the effective date thereof. If, as a result of an adjustment made pursuant to this Subsection, the holder of any Option thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board (whose determination shall be conclusive and shall be evidenced by a Board resolution) shall determine the allocation of the Option Price or the ISO Price between or among shares of such classes of capital stock.

                  1.7.2 NON-ADJUSTMENT OF EXERCISE PRICE. In the event of any adjustment of the total number of shares of Stock purchasable upon the exercise of outstanding Options pursuant to Subsection 1.7.1, the Option Price or the ISO Price of each such Option shall remain unchanged, but the number of Shares (and, if applicable, the capital stock convertible into common stock) purchasable upon exercise of each such Option shall be adjusted as provided in Subsection 1.7.1.

                  1.7.3 REORGANIZATION OR RECLASSIFICATION. In the event of a capital reorganization or a reclassification of the common stock (except as provided in Subsection 1.7.1 or Subsection 1.7.5), the holder of Options, upon exercise thereof, shall be entitled to receive, in lieu of the Stock to which the holder would have become entitled upon exercise immediately prior to such reorganization or reclassification, the Stock (of

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         any class or classes) or other securities or property of the Company
         (or cash) that the holder would have been entitled to receive at the same aggregate Option Price or the ISO Price upon such reorganization or reclassification if the Options held had been exercised immediately prior thereto; and in any such case, appropriate provision (as determined by the Board, whose determination shall be conclusive and shall be evidenced by a Board resolution) shall be made for the application of this Section 1.7 with respect to the rights and interests thereafter of the holders of outstanding Options (including, but not limited to, the allocation of the Option Price or the ISO Price between or among shares of classes of capital stock), to the end that this Section 1.7 (including the adjustments of the number of shares of Stock or other securities purchasable) shall thereafter be reflected, as nearly as reasonably practicable, in all subsequent exercises of the Options for any Stock or securities or other property (or cash) thereafter deliverable upon the exercise of the Options.

                  1.7.4 NOTIFICATION OF OPTION HOLDERS. Whenever the number of shares of Stock or other securities purchasable upon exercise of an Option is adjusted as provided in this Section 1.7, the Company will promptly provide the holders of outstanding Options a letter or certificate signed by the Chairman of the Board, Chief Executive Officer or the President, or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company setting forth (i) the number and kind of shares purchasable, as so adjusted, (ii) stating that such adjustments in the number shares of Stock or kind of shares or other securities conform to the requirements of this Section 1.7, and (iii) setting forth a brief statement of the facts accounting for such adjustments. Such letters or certificates shall be conclusive evidence of the correctness of such adjustments. Such letters or certificates will be promptly delivered, by first-class, postage prepaid mail, to the registered holders of the outstanding Certificates; provided, however, that failure to deliver such letters or certificates required under this Subsection, or any defect therein, shall not affect the legality or validity of any such adjustments under this Section 1.7.

                  1.7.5 CONSOLIDATION OR MERGER. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the corporation formed by such consolidation or merger or the corporation which shall have acquired such assets, as the case may be, shall execute and deliver to each holder of outstanding Options a supplemental agreement providing that the holder of each Option then outstanding shall have the right thereafter (until the expiration of such Options) to receive, upon exercise of such Options, solely the kind and amount of shares of stock and other securities and property (or cash) receivable upon such consolidation, merger, sale or transfer by a holder of the number of shares of Stock of the Company for which such Options might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in this Section 1.7. The above provision of this Subsection 1.7.5 shall similarly apply to successive consolidations, mergers, sales or transfers.

                  1.7.6 EFFECTIVE UPON STOCK OPTION AGREEMENTS. Irrespective of any adjustments in the number or kind of shares issuable upon exercise of the Options, the Stock Option Agreement theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Stock Option Agreements initially issuable pursuant to this Plan.

                  1.7.7 RETAIN INDEPENDENT PUBLIC ACCOUNTANTS. The Company may retain a firm of independent public accountants of recognized standing, which may be the firm regularly retained by the Company, selected by the Board to make any computation required under this Section 1.7, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 1.7.

                  1.7.8 DEFINITION OF STOCK. For the purpose of this Section 1.7, the term "Stock" shall mean (i) the class of stock designated as common stock in the Certificate of Incorporation of the Company, as amended,

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         at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such common stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time as a result of an adjustment made pursuant to this Section 1.7, the holder of any Options thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Stock, thereafter the number of such other shares so receivable upon exercise of any Options shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Stock contained in this Section 1.7, and all other provisions of this Plan, with respect to the Stock, shall apply on like terms to any such other shares.

         1.8 AMENDMENT AND TERMINATION OF THIS PLAN. This Plan shall terminate at midnight, December 31, 2009, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board. Provided, that no action of the Board may, without the approval of the shareholders of the Company, increase the aggregate number of shares of Stock which may be purchased under Stock Options, SARs or ISO Options granted under this Plan; withdraw the administration of this Plan from the Board; amend or alter the Option Price or ISO Price, as applicable; change the manner of computing the spread upon the exercise of a SAR or amend this Plan in any manner which would impair the applicability of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, to this Plan. Except as provided in this Article I, no amendment, modification or termination of this Plan shall in any manner adversely affect any Stock Option, SAR or ISO Option theretofore granted under this Plan without the consent of the affected Participant.

         1.9 EFFECTIVE DATE. This Plan shall be effective November 30, 1999, subject to approval by the holders of a majority of the outstanding Common Stock of the Company present, or represented, and entitled to vote at a meeting called for such purpose or pursuant to a consent in lieu of meeting executed by a majority of the holders of the outstanding Common Stock of the Company.

         1.10 SECURITIES LAW REQUIREMENTS. The Company shall have the right, but not the obligation, to cause the shares of Stock issuable upon exercise of the Options to be registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state or jurisdiction. As a condition precedent to the grant of any Option or the issuance or transfer of shares pursuant to the exercise of any Option, the Company may require the Participant or holder to take any reasonable action to meet such requirements or to obtain such approvals. The Company shall have the right to restrict the transferability of shares of Stock issued or transferred upon exercise of the Options in such manner as it deems necessary or appropriate to insure the availability of any exemption from registration under the Securities Act and any other applicable securities laws or regulations that may be available.

         1.11 SEPARATE CERTIFICATES. Upon exercise of the Options, separate certificates representing the Stock or, if applicable, other securities of the Company to be delivered to a holder upon the exercise will be issued to the holders of the Options.

         1.12  PAYMENT FOR STOCK; RECEIPT OF STOCK OR CASH IN LIEU OF PAYMENT.

                  (a) PAYMENT FOR STOCK. Payment for shares of Stock purchased under this Plan shall be made (i) in full and in cash or check made payable to the Company or (ii) may also be made in Common Stock of the Company but only in the event the Common Stock of the Company has been held or beneficially owned for six months or more or (iii) a combination of cash and such Common Stock of the Company. In the event that Common Stock of the Company is utilized in consideration for the purchase of Stock upon the exercise of an Option, then, such Common Stock shall be valued at the "fair market value" as defined in Section
         1.6 of this Plan.

                  (b) RECEIPT OF STOCK OR CASH IN LIEU OF PAYMENT. Furthermore, a Participant may exercise an Option without payment of the Option Price or ISO Price in the event that the exercise is pursuant to rights

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         under an SAR attached to the Option and such SAR is exercisable on the date of exercise of the Option to which it is attached. In the event an Option with an SAR attached is exercised without payment of the Option Price or ISO Price in cash or by check, the Participant shall be entitled to receive either (i) a cash payment from the Company equal to the excess of the total fair market value of the shares of Stock on such date as determined with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option or (ii) that number of whole shares of Stock as is determined by dividing (A) an amount equal to the fair market value per share of Stock on the date of exercise into (B) an amount equal to the excess of the total fair market value of the shares of Stock on such date with respect to which the Option is being exercised over the total cash Option Price or ISO Price of such shares of Stock as set forth in the Option, and fractional shares will be rounded to the next lowest number and the Participant will receive cash in lieu thereof.

         1.13 INCURRENCE OF DISABILITY AND RETIREMENT. A Participant shall be deemed to have terminated his employ ment as an employee, his independent contractor arrangement or consulting arrangement with the Company and incurred a disability ("Disability") if such Participant suffers a physical or mental condition which, in the judgment of the Board, totally and permanently prevents a Participant from engaging in any substantial gainful employment with or the providing of services or consulting for the Company or a subsidiary. A Participant shall be deemed to have terminated employment as an employee, independent contractor or a consultant due to retirement ("Retirement") if such Participant ceases to be an employee, independent contractor or a consultant of the Company or its subsidiary, without cause, after attaining the age of 55.

         1.14 STOCK OPTIONS AND ISO OPTIONS GRANTED SEPARATELY. Because the Board is authorized to grant Stock Options, SARs and ISO Options to Participants, the grant thereof and Stock Option Agreements relating thereto will be made separately and totally independent of each other. Except as it relates to the total number of shares of Stock which may be issued under this Plan, the grant or exercise of a Stock Option or SARs shall in no manner affect the grant and exercise of any ISO Options. Similarly, the grant and exercise of any ISO Option shall in no manner affect the grant and exercise of any Stock Option or SARs.

         1.15 GRANTS OF OPTIONS AND STOCK OPTION AGREEMENT. Each Stock Option, ISO Option and/or SAR granted under this Plan shall be evidenced by the minutes of a meeting of the Board or by the written consent of the Board and by a written Stock Option Agreement effective on the date of grant and executed by the Company and the Participant. Each Option granted hereunder shall contain such terms, restrictions and conditions as the Board may determine, which terms, restrictions and conditions may or may not be the same in each case.

         1.16 USE OF PROCEEDS. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options granted under this Plan shall be added to the Company's general funds and used for general corporate purposes.

         1.17 NON-TRANSFERABILITY OF OPTIONS. Except as otherwise herein provided, any Option or SAR granted shall not be transferable otherwise than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Participant, only by the Participant. More particularly (but without limiting the generality of the foregoing), the Option and/or SAR may not be assigned, transferred (except as provided above), pledged or hypothecated in any way, shall not be assignable by operation of law and shall not be subject to execution, attachment, or similar process. Any attempted assignment, transfer, pledge, hypothecation, or other disposition of the Option and/or SAR contrary to the provisions hereof shall be null and void and without effect.

         1.18 ADDITIONAL DOCUMENTS ON DEATH OF PARTICIPANT. No transfer of an Option and/or SAR by the Participant by will or the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice and an unauthenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the successor to the Option and/or SAR of the terms and conditions of such Option and/or SAR.

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         1.19 CHANGES IN EMPLOYMENT. So long as the Participant shall continue to be an employee, independent contractor or consultant of the Company or any one of its subsidiaries, any Option granted to him shall not be affected by any change of duties or position. Nothing in this Plan or in any Stock Option Agreement which relates to this Plan shall confer upon any Participant any right to continue in the employ as an employee, independent contractor or consultant of the Company or of any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate his employment or independent contractor arrangement or consulting arrangement at any time.

         1.20 SHAREHOLDER RIGHTS. No Participant shall have a right as a shareholder with respect to any shares of Stock subject to an Option prior to the purchase of such shares of Stock by exercise of the Option.

         1.21 RIGHT TO EXERCISE UPON COMPANY CEASING TO EXIST. Where dissolution or liquidation of the Company or any merger consolidation or combination in which the Company is not the surviving corporation occurs, the Participant shall have the right immediately prior to such dissolution, liquidation, merger, consolidation or combination, as the case may be, to exercise, in whole or in part, the Participant's then remaining Options whether or not then exercisable, but limited to that number of shares of Stock (and, if applicable, any other securities of the Company) that can be acquired without causing the Participant to have an "excess parachute payment" as determined under Section 280G of the Code determined by taking into account all of Participant's "parachute payments" determined under Section 280G of the Code. Provided, the foregoing notwithstanding, after the Participant has been afforded the opportunity to exercise his or her then remaining Options as provided in this Section 1.21, and to the extent such Options are not timely exercised as provided in this Section 1.21, then, the terms and provisions of this Plan and any Stock Option Agreement will thereafter continue in effect, and the Participant will be entitled to exercise any such remaining and unexercised Options in accordance with the terms and provisions of this Plan and such Stock Option Agreement as such Options thereafter become exercisable. Provided further, that for the purposes of this
Section 1.21, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and results only in a mere change in the identity, form, or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event shall not cause an acceleration of the exercisability of any such Options granted under this Plan.

         1.22 ASSUMPTION OF OUTSTANDING OPTIONS AND SARs. To the extent permitted by the then applicable provisions of the Code, any successor to the Company succeeding to, or assigned the business of, the Company as the result of or in connection with a corporate merger, consolidation, combination, reorganization or liquidation transaction shall assume Options and SARs outstanding under this Plan or issue new Options and/or SARs in place of outstanding Options and/or SARs under this Plan.

                                  ARTICLE II

                      TERMS OF STOCK OPTIONS AND EXERCISE

         2.1  GENERAL TERMS.

                  (a) GRANT AND TERMS FOR STOCK OPTIONS. Stock Options shall be granted by the Board on the following terms and conditions: No Stock Option shall be exercisable within six months from the date of grant (except as specifically provided in Subsection 2.l(c) hereof, with regard to the death or Disability of a Participant), nor more than five years after the date of grant. Subject to such limitation, the Board shall have the discretion to fix the period (the "Option Period") during which any Stock Option may be exercised. Stock Options granted shall not be transferable except by will or by the laws of descent and distribution.

                  (b) OPTION PRICE. The option price ("Option Price") for shares of Stock subject to Stock Option shall be determined by the Board, but in no event shall such Option Price be less than 85 percent of the "fair market value" of the Stock on the date of grant.

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                  (c) ACCELERATION OF OTHERWISE UNEXERCISABLE STOCK OPTION ON
         RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee, an independent contractor or a consultant due to Retirement, (ii) a Participant who terminates employment as an employee, an independent contractor or a consultant due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment as an employee, independent contractor or a consultant upon the occurrence of special circumstances (as determined by the Board), to exercise and purchase all or any part of the shares subject to Stock Option on the date of the Participant's termination, Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any, with respect to such Stock Option, had not accrued or vested on such date. Provided, such discretionary authority of the Board shall not be exercised with respect to any Stock Option (or portion thereof) if the applicable six-month waiting period for exercise had not expired, except in the event of the death or disability of the Participant when the personal representative of the deceased Participant or the disabled Participant may, with the consent of the Board, exercise such Stock Option notwithstanding the fact that the applicable six-month waiting period had not yet expired.

                  (d) NUMBER OF STOCK OPTIONS GRANTED. Participants may be granted more than one Stock Option. In making any such determination, the Board shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of a Stock Option under this Plan shall not affect any outstanding Stock Option previously granted to a Participant under this Plan.

                  (e) NOTICE OF EXERCISE STOCK OPTION. Upon exercise of a Stock Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board, at the Company's main office in Oklahoma City, Oklahoma. No Stock shall be issued to any Participant until the Company receives full payment for the Stock purchased, if applicable, and any required state and federal withholding taxes.

                                  ARTICLE III

                                     SARs

3.1 GENERAL TERMS.

                  (a) GRANT AND TERMS OF SARs. The Board may grant SARs to Participants in connection with Options granted under this Plan. SARs shall not be exercisable (i) earlier than six months from the date of grant except as specifically provided in Subsection 3.l(b) hereof in the case of the death or Disability of a Participant, and (ii) shall terminate at such time as the Board determines and shall be exercised only upon surrender of the related Option and only to the extent that the related Option (or the portion thereof as to which the SAR is exercisable) is exercised. SARs may be exercised only by the Participant while actively employed as an employee, an independent contractor or a consultant by the Company or a subsidiary except that
         (i) any SARs previously granted to a Participant which are otherwise exercisable may be exercised, with the approval of the Board, by the personal representative of a deceased Participant, even if such death should occur within six months of the date of grant (but not beyond the expiration date of such SAR), and (ii) if a Participant terminates his employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary, as the case may be, on account of Retirement or incurring a Disability, such Participant may exercise any SARs which are otherwise exercisable, with the approval of the Board, anytime within three months of the date of the termination by Retirement or within 12 months of termination by Disability. If a Participant should die during the applicable three-month period following the date of such Participant's Retirement or during the applicable 12 month period following the date of termination on account of Disability, the rights of the personal representative of such deceased

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         Participant as such relate to any SARs granted to such deceased
         Participant shall be governed in accordance with (i) of the second sentence of this Subsection 3.l(a) of this Article III. The applicable SAR shall (i) terminate upon the termination of the underlying Option,
         (ii) only be transferable at the same time and under the same conditions as the underlying Option is transferable, (iii) only be exercised when the underlying Option is exercised, and (iv) may be exercised only if there is a positive spread between the Option Price or ISO Price, as applicable and the "fair market value" of the Stock for which the SAR is exercised.

                  (b) ACCELERATION OF OTHERWISE UNEXERCISABLE SARs ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee, an independent contractor or a consultant with the Company or a subsidiary due to Retirement, (ii) a Participant who terminates his employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary due to a Disability, (iii) the personal representative of such deceased Participant, or (iv) any other Participant who terminates employment as an employee, his independent contractor arrangement or his consulting arrangement with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Board) to exercise (within three years of such date of termination of employment, independent contractor arrangement or consulting arrangement, or the Participant's Retirement, Disability or death, as the case may be) all or any part of any such SARs previously granted to such Participant as of the date of such Participant's termination, Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any with respect to such SARs, had not accrued on such date. Provided, such discretionary authority of the Board may not be exercised with respect to any SAR (or portion thereof if the applicable six-month waiting period for exercise had not expired as of such date, except (i) in the event of the Disability of the Participant or (ii) the death of the Participant, when such disabled Participant or the personal representative of such deceased Participant may, with the consent of the Board, exercise such SARs notwithstanding the fact that the applicable six-month waiting period had not yet expired.

                  (c) FORM OF PAYMENT OF SARs. The Participant may request the method and combination of payment upon the exercise of a SAR; however, the Board has the final authority to determine whether the value of the SAR shall be paid in cash or shares of Stock or both. Upon exercise of a SAR, the holder is entitled to receive the excess amount of the "fair market value" of the Stock (as of the date of exercise) for which the SAR is exercised over the Option Price or ISO Price, as applicable, under the related Stock Option or ISO Option, as the case may be. All applicable federal and state withholding taxes will be paid by the Participant to the Company upon the exercise of a SAR because the excess amount described above will be required to be included within taxable income in accordance with Sections 61 and 83 of the Code.

                                  ARTICLE IV

                            GRANTING OF ISO OPTIONS

         4.1 GENERAL. With respect to ISO Options granted on or after the effective date of this Plan and intended to qualify as "incentive stock options" as defined in Section 422 of the Code, the provisions of this Article IV shall apply.

         4.2 GRANT AND TERMS OF ISO OPTIONS. ISO Options may be granted only to employees of the Company and any of its subsidiaries. No ISO Options shall be granted to any person who is not eligible to receive "incentive stock options" as provided in Section 422 of the Code. No ISO Options shall be granted to any management employee if, immediately before the grant of an ISO Option, such employee owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (as determined in accordance with the stock attribution rules contained in Section 425(d) of the Code). Provided, the preceding sentence shall not apply if, at the time the ISO Option is granted, the ISO Price is at least 110 percent of the "fair market value" of the Stock subject to the ISO Option, and such ISO Option by its terms is not exercisable after the expiration of five years from the date such ISO Option is granted.

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                  (a) ISO OPTION PRICE. The option price for shares of Stock subject to an ISO Option ("ISO Price") shall be determined by the Board, but in no event shall such ISO Price be less than the fair market value of the Stock on the date of grant.

                  (b) ANNUAL ISO OPTION LIMITATION. The aggregate "fair market value" (determined as of the time the ISO Option is granted) of the Stock with respect to which ISO Options are exercisable for the first time by any Participant during in any calendar year (under all "incentive stock option" plans qualified under Section 422 of the Code sponsored by the Company and its subsidiary corporations) shall not exceed $100,000.

                  (c) TERMS OF ISO OPTIONS. ISO Options shall be granted on the following terms and conditions: (i) no ISO Option shall be exercisable within six months from the date of grant (except as specifically provided in Subsection 4.2(d) hereof with regard to the Disability or death of a Participant), nor more than ten years after the date of grant; (ii) the Board shall have the discretion to fix the period (the "ISO Period") during which any ISO Option may be exercised; (iii) ISO Options granted shall not be transferable except by will or by the laws of descent and distribution; (iv) ISO Options shall be exercisable only by the Participant while actively employed by the Company or a subsidiary, except that (A) any such ISO Option granted and which is otherwise exercisable, may be exercised by the personal representative of a deceased Participant within 12 months after the death of such Participant (but not beyond the expiration date of such ISO Option),
         (B) if a Participant terminates his employment as an employee with the Company or a subsidiary on account of Retirement, such Participant may exercise any ISO Option which is otherwise exercisable at any time within three months of such date of termination and (C) if a Participant terminates his employment with the Company or a subsidiary on account of incurring a Disability, such Participant may exercise any ISO Option which is otherwise exercisable at any time within 12 months of such date of termination. If a Participant should die during the applicable three-month or 12 month period following the date of such Participant's Retirement or Disability, then in such event, the rights of the personal representative of such deceased Participant as such relate to any ISO Options granted to such deceased Participant shall be governed in accordance with Subsection 4.1(c) of this Article IV.

                  (d) ACCELERATION OF OTHERWISE UNEXERCISABLE ISO OPTION ON RETIREMENT, DEATH, DISABILITY OR OTHER SPECIAL CIRCUMSTANCES. The Board, in its sole discretion, may permit (i) a Participant who terminates employment as an employee with the Company or a subsidiary due to Retirement, (ii) a Participant who terminates employment as an employee with the Company or a subsidiary due to a Disability, (iii) the personal representative of a deceased Participant, or (iv) any other Participant who terminates employment as an employee with the Company or a subsidiary upon the occurrence of special circumstances (as determined by the Board) to exercise and purchase (within three months of such date of termination of employment as an employee or 12 months in the case of a disabled or deceased Participant) all or any part of the shares of Stock subject to ISO Option on the date of the Participant's Retirement, Disability, death, or as the Board otherwise so determines, notwithstanding that all installments, if any, had not accrued on such date. Provided, such discretionary authority of the Board may not be exercised with respect to any ISO Option (or portion thereof) if the applicable six-month waiting period for exercise had not expired as of such date except in the event of the Disability of the Participant or death of the Participant, when the disabled Participant or the personal representative of such deceased Participant, may, with the consent of the Board, exercise such ISO Option notwithstanding the fact that the applicable six-month waiting period had not yet expired.

                  (e) NUMBER OF ISO OPTIONS GRANTED. Subject to the applicable limitations contained in this Plan with respect to ISO Options, Participants may be granted more than one ISO Option. In making any such determination, the Board shall obtain the advice and recommendation of the officers of the Company or a subsidiary which have supervisory authority over such Participants. The granting of an ISO Option under this Plan shall not affect any outstanding ISO Option previously granted to a Participant under this Plan.

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

                  (f) NOTICE TO EXERCISE ISO OPTION. Upon exercise of an ISO Option, a Participant shall give written notice to the Secretary of the Company, or other officer designated by the Board, at the Company's main office in Oklahoma City, Oklahoma.

                                   ARTICLE V

                           OPTIONS NOT QUALIFYING AS
                            INCENTIVE STOCK OPTIONS

         5.1 NON-QUALIFYING OPTIONS. With respect to all or any portion of any Option granted under this Plan not qualifying as an "incentive stock option" under Section 422 of the Code, such option or portion thereof shall be considered a Stock Option granted under this Plan for all purposes. Any Stock Option granted under this Plan that does not qualify as an "incentive stock option" under Section 422 of the Code shall be transferrable unless otherwise limited by the terms to the Stock Option.






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